UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2019

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry Into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

Commencing February 11, 2019 through February 15, 2019, Workhorse Group Inc. (the “Company”) entered into and closed Subscription Agreements with accredited investors (the "February 2019 Accredited Investors") pursuant to which the February 2019 Accredited Investors purchased 1,616,684 shares of the Company’s common stock for a purchase price of approximately $1,465,056. If, prior to the six month anniversary, the Company issues shares of its common stock for a purchase price per share less than the purchase price paid by the February 2019 Accredited Investors subject to standard carve-outs (a “Down Round”), the Company will issue additional shares of common stock (for no additional consideration) to the February 2019 Accredited Investors such that the effective purchase price per share is equal to the purchase price per share paid in the Down Round. Benjamin Samuels and Gerald Budde, directors of the Company, acquired 841,928 and 26,310 shares of common stock, respectively, as part of this offering, provided, however, their per share purchase was $0.9502, which was above the closing price the date prior to close and they did not receive the Down Round protection.

The offer, sale and issuance of the above securities was made to accredited investors and the Company relied upon the exemptions contained in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regard to the sale. No advertising or general solicitation was employed in offering the securities. The offer and sales were made to accredited investors and transfer of the common stock will be restricted by the Company in accordance with the requirements of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Subscription Agreement – February 2019 (1)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on February 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: February 19, 2019	By:	/s/ Paul Gaitan
	Name: Title:	Paul Gaitan Chief Financial Officer

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